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                                                                    Exhibit 1(u)

                             ARTICLES SUPPLEMENTARY

                                       TO

            THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.


          BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

               FIRST: Immediately prior to the filing of these Articles Supplementary (i) the Corporation was authorized to issue thirty-six billion (36,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of thirty-six million dollars ($36,000,000), (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-one series as follows:

          BNY Hamilton Enhanced Income Fund
               Institutional Class                                   400,000,000
               Class A Shares                                        400,000,000
               Class C Shares                                        400,000,000

          BNY Hamilton Large Cap Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Government Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate New York Tax-Exempt Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

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          BNY Hamilton Money Fund
               Hamilton Class                                      7,000,000,000
               Premier Class                                       3,000,000,000
               Classic Class                                       3,000,000,000

          BNY Hamilton Treasury Money Fund
               Hamilton Class                                      2,000,000,000
               Premier Class                                       2,000,000,000
               Classic Class                                       2,000,000,000

          BNY Hamilton New York Tax-Exempt Money Fund
               Hamilton Class                                      2,000,000,000
               Premier Class                                       2,000,000,000
               Classic Class                                       2,000,000,000

          BNY Hamilton Large Cap Growth Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Small Cap Growth Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton International Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Investment Grade Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Tax-Exempt Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

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          BNY Hamilton Large Cap Value Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Large Cap Growth CRT Fund                     200,000,000

          BNY Hamilton Small Cap Growth CRT Fund                     200,000,000

          BNY Hamilton International Equity CRT Fund                 200,000,000

          BNY Hamilton S&P 500 Index Fund
               Institutional Class                                   200,000,000
               Investor Class                                        200,000,000

          BNY Hamilton U.S. Bond Market Index Fund
               Institutional Class                                   200,000,000
               Investor Class                                        200,000,000

          BNY Hamilton Multi-Cap Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton High Yield Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Small Cap Core Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

     and the remaining one billion, two hundred million (1,200,000,000) authorized shares of Common Stock remain undesignated as to series or class.

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               SECOND: Acting pursuant to authority granted to the Board of
     Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, and Section 2-105(c) of the Maryland General Corporation Law to increase or decrease the aggregate number of shares of its Common Stock and of each series thereof, the Board of Directors has (i) created the series of Common Stock referred to as the "BNY Hamilton Municipal Enhanced Yield Fund", which is divided into one class, which is designated as the "Institutional Class," and (ii) provided for the issuance of shares of the series and the class described in item (i) above. The class so created shall consist, until further changed, of the number of shares allocated to such class by the Board of Directors as set forth below with the result that the authorized shares of Common Stock are now allocated as follows:

          BNY Hamilton Enhanced Income Fund
               Institutional Class                                   400,000,000
               Class A Shares                                        400,000,000
               Class C Shares                                        400,000,000

          BNY Hamilton Large Cap Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Government Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate New York Tax-Exempt Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Money Fund
               Hamilton Class                                      7,000,000,000
               Premier Class                                       3,000,000,000
               Classic Class                                       3,000,000,000

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          BNY Hamilton Treasury Money Fund
               Hamilton Class                                      2,000,000,000
               Premier Class                                       2,000,000,000
               Classic Class                                       2,000,000,000

          BNY Hamilton New York Tax-Exempt Money Fund
               Hamilton Class                                      2,000,000,000
               Premier Class                                       2,000,000,000
               Classic Class                                       2,000,000,000

          BNY Hamilton Large Cap Growth Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Small Cap Growth Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton International Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Investment Grade Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Intermediate Tax-Exempt Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Large Cap Value Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

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          BNY Hamilton Large Cap Growth CRT Fund                     200,000,000

          BNY Hamilton Small Cap Growth CRT Fund                     200,000,000

          BNY Hamilton International Equity CRT Fund                 200,000,000

          BNY Hamilton S&P 500 Index Fund
               Institutional Class                                   200,000,000
               Investor Class                                        200,000,000

          BNY Hamilton U.S. Bond Market Index Fund
               Institutional Class                                   200,000,000
               Investor Class                                        200,000,000

          BNY Hamilton Multi-Cap Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton High Yield Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Small Cap Core Equity Fund
               Institutional Class                                   200,000,000
               Class A Shares                                        200,000,000
               Class C Shares                                        200,000,000

          BNY Hamilton Municipal Enhanced Yield Fund
               Institutional Class                                   200,000,000

     and the remaining one billion (1,000,000,000) authorized shares of Common Stock remain undesignated as to series or class.

               THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992,

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     January 22, 1997, May 22, 2002, January 26, 2004 and January 7, 2005 and
     supplemented by Articles Supplementary, dated June 29, 1994, August 15, 1995, January 22, 1997, April 30, 1999, September 20, 1999, February 17,
     2000, February 27, 2001, April 4, 2001, November 14, 2001, March 26, 2002,
     May 22, 2002, February 25, 2003, January 26, 2004 and January 7, 2005.

               FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

               FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is thirty-six billion (36,000,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of thirty-six million dollars ($36,000,000).

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          IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Chief Executive Officer and witnessed by its Assistant Secretary on April 15, 2005.


WITNESS:                                          BNY HAMILTON FUNDS, INC.


By:    /s/ Daniel Igo                             By:    /s/ Kevin J. Bannon
       ----------------------------                      -----------------------
Name:  Daniel Igo                                 Name:  Kevin J. Bannon
Title: Assistant Secretary                        Title: Chief Executive Officer


          THE UNDERSIGNED, Kevin J. Bannon of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                  /s/ Kevin J. Bannon
                                                  ------------------------------
                                                  Name: Kevin J. Bannon

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